FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) March 11, 2003

HCA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification Number)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBITS
SIGNATURES
PRESS RELEASE

ITEM 5.  OTHER EVENTS

     On March 11, 2003, HCA Inc. announced plans to provide more financial relief to its uninsured patients.

ITEM 7.  EXHIBITS

Exhibit 99	Press release dated March 11, 2003 relating to HCA’s plans to provide more financial relief to its uninsured patients.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ JOHN M. FRANCK II

John M. Franck II Vice President and Corporate Secretary

DATED: March 12, 2003

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